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                                                                  EXHIBIT (9)(i)

                                  SCHEDULE A
                       TO THE FUND ACCOUNTING AGREEMENT
                    BETWEEN BISYS FUND SERVICES OHIO, INC.
             (FORMERLY KNOWN AS THE WINSBURY SERVICE CORPORATION)
                          AND M.S.D. & T. FUNDS, INC.
                             DATED OCTOBER 1, 1993


NAME OF FUND
------------

Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

Tax-Exempt Money Market Fund (Trust)

Value Equity Fund

Intermediate Fixed Income Fund

Maryland Tax-Exempt Bond Fund

International Equity Fund

Diversified Real Estate Fund

[SEAL]                                      M.S.D. & T. FUNDS, INC.


                                            By:____________________________

                                            Title:_________________________

                                            Date:__________________________


[SEAL]                                      BISYS FUND SERVICES OHIO, INC.


                                            By:____________________________

                                            Title:_________________________

                                            Date: __________________________
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                                  SCHEDULE B
                       TO THE FUND ACCOUNTING AGREEMENT
                    BETWEEN BISYS FUND SERVICES OHIO, INC.
             (FORMERLY KNOWN AS THE WINSBURY SERVICE CORPORATION)
                          AND M.S.D. & T. FUNDS, INC.
                             DATED OCTOBER 1, 1993


Name of Fund                                Compensation
------------                                ------------

Prime Money Market Fund                     Annual rate of three one-hundredths
                                            of one percent (.03%) of the Prime
                                            Money Market Fund's average daily
                                            net assets

Government Money Market Fund                Annual rate of three one-hundredths
                                            of one percent (.03%) of the
                                            Government Money Market Fund's
                                            average daily net assets

Tax-Exempt Money Market Fund                Annual rate of four one-hundredths
                                            of one percent (.04%) of the Tax-
                                            Exempt Money Market Fund's average
                                            daily net assets

Tax-Exempt Money Market Fund (Trust)        Annual rate of four one-hundredths
                                            of one percent (.04%) of the Tax-
                                            Exempt Money Market Fund's (Trust)
                                            average daily net assets

Value Equity Fund                           Annual rate of four one-hundredths
                                            of one percent (.04%) of the Value
                                            Equity Fund's average daily net
                                            assets

Intermediate Fixed Income Fund              Annual rate of four one-hundredths
                                            of one percent (.04%) of the
                                            Intermediate Fixed Income Fund's
                                            average daily net assets

                                      B-1
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Maryland Tax-Exempt Bond Fund               Annual rate of five one-hundredths
                                            of one percent (.05%) of the
                                            Maryland Tax Exempt Bond Fund's
                                            average daily net assets

International Equity Fund                   Annual rate of five one-hundredths
                                            of one percent (.05%) of the
                                            International Equity Fund's average
                                            daily net assets, with a minimum fee
                                            of $2000 per month

Diversified Real Estate Fund                Annual rate of __________ of one
                                            percent(.__%) of the Diversified
                                            Real Estate Fund's average daily net
                                            assets


Multiple Classes of Shares:
--------------------------

Each class of shares within a Fund that maintains multiple classes of shares having different net asset values or paying different daily dividends are subject to a minimum annual fee of $10,000 per additional class.

                                  M.S.D.& T. FUNDS, INC.


                                  By:______________________________

                                  Title: __________________________

                                  Date: ___________________________


                                  BISYS FUND SERVICES OHIO, INC.


                                  By:______________________________

                                  Title: __________________________

                                  Date: ___________________________

                                      B-2